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                                                                 EXHIBIT (10)(s)

CALLOWAY'S NURSERY, INC. VICE PRESIDENT OF MERCHANDISING
PROFIT IMPROVEMENT BONUS PLAN
FOR THE FISCAL YEAR ENDING SEPTEMBER 30, 2002

     I.  PURPOSE

         The purpose of this Profit Improvement Bonus Plan is to provide an incentive to the Calloway's Vice President of Merchandising to maximize the collective performance of the Calloway's Retail Stores. Bonuses will be paid for Improvements in Pre Tax Net Profit, as defined below.

     II. DEFINITIONS

         Calloway's Retail Store - each one of the seventeen (17) Calloway's Nursery stores.

         Cost of Goods Sold - the amount of Cost of Goods Sold recorded by all of the Calloway's Retail Stores, including results of the Physical Inventory taken at the end of the Inventory Period and at the end of the Fiscal Year, as applicable.

         First Inventory Period - includes the financial period of October 1, 2001 through December 31, 2001 (also the first quarter of the Fiscal
         Year).

         Fiscal 2001 - the fiscal period starting on October 1, 2000 and ending on September 30, 2001.

         Fiscal 2002 - the fiscal period starting on October 1, 2001 and ending on September 30, 2002.

         Improvement - the amount that Pre Tax Net Profit increases, or Pre Tax Net Loss decreases, for an Inventory Period compared to the corresponding Inventory Period in the prior Fiscal Year.

         Period Completion - occurs upon issuance of the Press Release announcing the Financial Results of Calloway's Nursery, Inc. as of and for the First Inventory Period, Second Inventory Period, and/or Third Inventory Period, as applicable.

         Pre Tax Net Profit - the amount remaining after subtracting Cost of Goods Sold and Total Expenses from Sales. The Pre Tax Net Profit can be a negative amount (a loss).

         Sales - the amount of Sales recorded by all of the Calloway's Retail Stores.

         Second Inventory Period - includes the financial period of January 1, 2002 through June 30, 2002 (the Second and Third Quarters of the Company's Fiscal Year).

         Third Inventory Period - includes the financial period of July 1, 2002 through September 30, 2002 (the Fourth Quarter of the Company's Fiscal
         Year).

         Total Expenses - all expenses incurred by or charged to all of the Calloway's Retail Stores, except for Bonus Expense.



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    III. BONUS POOL AND BONUS PAYMENT
           A. A pool will be created (the "Bonus Pool") for the Calloway's Vice President of Merchandising.
           B. The Bonus Pool will be equal to 5% of the Improvement in Pre-Tax Net Profit for each Inventory Period in Fiscal 2002 over the Pre-Tax Net Profit for the comparable Inventory Period in Fiscal 2001 in all Calloway's Retail Stores.
           C. The Bonus Pool will be paid in the following manner:
           D. Upon Period Completion of the First Inventory Period;
           E. Upon Period Completion of the Second Inventory Period; and
           F. Upon Period Completion of the Third Inventory Period.
           G. Example - First Inventory Period

                                                  Fiscal Year    Fiscal Year    Improvement
                                                     2002           2001
                                                  -----------    -----------    -----------
        Sales
        Gross Profit
        Payroll Expenses (except for Bonus
          Expenses)
        Operating Expenses (except for Credit
          Cards)
        Credit Card Expenses
        Asset Expenses
        Corporate Contribution
        Total Expenses
        Pre Tax Net Profit
        Bonus Pool (5%)


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           H. Example - Second Inventory Period

                                                  Fiscal Year    Fiscal Year    Improvement
                                                     2002           2001
                                                  -----------    -----------    -----------
        Sales
        Gross Profit
        Payroll Expenses (except for Bonus
          Expenses)
        Operating Expenses (except for Credit
          Cards)
        Credit Card Expenses
        Asset Expenses
        Corporate Contribution
        Total Expenses
        Pre Tax Net Profit
        Bonus Pool (5%)


           I. Example - Third Inventory Period

                                                  Fiscal Year    Fiscal Year    Improvement
                                                     2002           2001
                                                  -----------    -----------    -----------
        Sales
        Gross Profit
        Payroll Expenses (except for Bonus
          Expenses)
        Operating Expenses (except for Credit
          Cards)
        Credit Card Expenses
        Asset Expenses
        Corporate Contribution
        Total Expenses
        Pre Tax Net Profit
        Bonus Pool (5%)

     IV. GENERAL PROVISIONS
         No bonus will be paid in the event of termination of employment whether termination is voluntary or involuntary, with cause or without cause.

         In the event of any need for clarification as to any issues related to the calculation and/or payment of any amounts relative to this Plan, the judgment of the Vice President - Operations shall prevail.